Exhibit 10.1(d)

ExpressJet Holdings, Inc.
XJT Holdings, Inc.
ExpressJet Airlines, Inc.
Attn.: Frederick S. Cromer
Chief Financial Officer
1600 Smith Street, HQSC
Houston, TX 77002

            Fourth Amendment to the Capacity Purchase Agreement

Ladies and Gentlemen:

            As you are aware, ExpressJet Holdings, Inc., XJT Holdings, Inc. and ExpressJet Airlines, Inc. (collectively, “Contractor”) and Continental Airlines, Inc. (“Continental”), are each parties to an Amended and Restated Capacity Purchase Agreement dated as of April 17, 2002, as amended by the first, second and third amendments thereto, dated March 27, 2003, December 9, 2003, and September 28, 2004, respectively (as so amended, the “CPA”).  This Fourth Amendment to the CPA is dated March 11, 2005 but shall be effective January 1, 2005.

      Continental and Contractor each desire to amend the CPA as follows:

1.   Article 1 of the CPA is hereby amended by replacing the definition of “Prevailing Margin” set forth in Exhibit A so as to read in its entirety as follows:

“Prevailing Margin– means, for any Performance Period, the decimal fraction (in any event not less than zero) equal to (i) Contractor's earnings before interest, taxes and extraordinary items derived from the Scheduled Flights and Charter Flying (as determined by the separate books maintained by Contractor for Regional Airline Services pursuant to Section 3.05(a)), divided by (ii) Contractor's aggregate revenues allocable to Scheduled Flights and Charter Flying, in each of clauses (i) and (ii) above as reflected on the books and records of Contractor after giving effect to the provisions of Section 3.06(b), except for any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3. In making the calculation described in clause (i) of the immediately preceding sentence, (a) Excluded Revenues shall be excluded from the revenues of Contractor and (b) Excluded Costs shall be excluded from the expenses of Contractor. In making the calculation described in clause (ii) of this definition, Excluded Revenue shall be excluded from the revenues of Contractor.”

2.   Article 1 of the CPA is hereby amended by replacing the definition of “Excluded Costs” set forth in Exhibit A so as to read in its entirety as follows:

“Excluded Costs– means, for any Performance Period, (i) all costs allocable to Scheduled Flights cancelled during such period as a result of strikes and other labor actions, disputes or interruptions, and other costs incurred during such period outside of the ordinary course of business in connection with such events, (ii) all costs allocable to Scheduled Flights cancelled during such period as a result of an event constituting Cause, and other costs incurred during such period outside of the ordinary course of business in connection with such event, (iii) costs of litigation and threatened litigation (including investigations, attorneys fees, adverse judgments and settlements not covered by insurance) incurred during such period to the extent that the total of all such costs exceeds an annual threshold equal to [Omitted and filed separately with the SEC under a request for confidential treatment] % of Contractor’s expenses associated with Regional Airline Services implicit in Section 3.02 for such year, (iv) adjustments resulting from the physical inventory loss of any of Contractor’s spare parts inventory, (including but not limited to any spare engines, rotable parts, repairable parts and expendable parts) (“Spare Parts Inventory”) that deviate from Contractor’s historical practice, (v) expenses associated with any accounting write-ups or write-downs of any of Contractor’s Spare Parts Inventory as a result of any business practice or decision in respect of Contractor’s Spare Parts Inventory that deviates from Contractor’s historical practice, (vi) other expenses incurred during such period that do not comprise a portion of the Block Hour Rates reflected in Schedule 3 and are not reasonable and customary in the industry, or were not otherwise approved in advance by Continental (it being understood that the expenses reimbursed pursuant to reconciliation provisions of Schedule 3 constitute expenses that comprise a portion of the Block Hour Rates reflected in Schedule 3), and, (vii) labor costs (including all wages, salaries, profit sharing and other benefits to all Contractor officers and other employees, including contract employees) incurred in such period in excess of the sum of (a) those for which Contractor is entitled to reimbursement pursuant to the Block Hour Rates then in effect, plus (b) the amounts resulting from the labor cost reconciliation provisions of Schedule 3,  but only to the extent that excluding such excess results in a Prevailing Margin equal to or less than the Margin Floor prior to any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3.”

3.   Article 1 of the CPA is hereby amended by deleting the definition of “Deemed Costs” in Exhibit A, and by adding thereto the following definitions:

“Accrual– means, (a) incurred and estimated liabilities that Contractor has accrued but not yet realized and (b) unestimated liabilities actually realized by Contractor for which no accrual had been made, and in both (a) and (b) the liabilities relate to a Transaction or Year-End Target.  Accrual excludes those liabilities that relate to expenses cited within Schedule 3 sections (B)(2), (B)(3), (B)(8), (B)(9)(a), (B)(9)(g) and (B)(9)(h) as well as fees associated with outside legal counsel.”

  “Margin Cap – means, for any Performance Period, a Prevailing Margin equal to 10.0%.”

“Margin Floor – means, for any Performance Period, a Prevailing Margin equal to 8.5%.”

“Eligible Performance Period– means, a Performance Period for which Contractor’s Prevailing Margin is less than the Margin Cap and greater than the Margin Floor.”

“Preceding Performance Period– means, the Performance Period immediately preceding an Eligible Performance Period.”

“Transaction- means, any item included within the accounts set forth in Appendix 26 that is not a Year-End Target.  Continental and Contractor agree that any changes from current accounting practices that affect Appendix 26 shall be communicated in writing to Continental and Appendix 26 shall be modified accordingly from time to time.”

“Year-End Target– means, an estimate included within the accounts set forth in Appendix 26 for which the actual cost realized is only known in the first Performance Period after each fiscal year.  Continental and Contractor agree that any changes from current accounting practices that affect Appendix 26 shall be communicated in writing to Continental and Appendix 26 shall be modified accordingly from time to time.”

4.   Paragraph B(9)(d) of Schedule 3 is hereby amended by deleting such subparagraph in its entirety and replacing it with the following:

“d.        At any time that Contractor or Continental reasonably believes that the Prevailing Margin for the current or next Performance Period will be greater than the Margin Cap for such Performance Period or less than the Margin Floor for such Performance Period, then Continental and Contractor will meet and will adjust the Base Compensation for such Performance Period; provided that in no event will such calculation reduce the Base Compensation below an amount necessary so as to achieve a Prevailing Margin for such Performance Period equal to the Margin Cap for such Performance Period or increase Base Compensation above an amount  necessary so as to achieve a Prevailing Margin for such Performance Period equal to the Margin Floor for such Performance Period.  At the end of each Performance Period in respect of which adjustments were in effect, a calculation shall be made by Contractor not later than the sixth Business Day of the immediately succeeding month to calculate the Prevailing Margin for the previous Performance Period.  For adjustments made as a result of a Prevailing Margin expected to exceed the Margin Cap: (i) if the actual resulting Prevailing Margin for such Performance Period was greater than the Margin Cap for such Performance Period, then the Base Compensation for such Performance Period will be further decreased to the extent required to lower the actual Prevailing Margin for such Performance Period to the Margin Cap for such Performance Period and Contractor shall make a payment to Continental in an amount equal to such reduction in Base Compensation within five Business Days of such calculation and (ii) if the actual resulting Prevailing Margin for such Performance Period was less than the Margin Cap for such Performance Period, then the Base Compensation for such Performance Period will be increased (but only up to the Base Compensation in effect prior to its adjustment pursuant to the first sentence of this Paragraph B(9)(d) of Schedule 3) to the extent required to raise the actual Prevailing Margin for such Performance Period to the Margin Cap for such Performance Period and Continental shall make a payment to Contractor in an amount equal to such increase in Base Compensation within five Business Days of such calculation.  For adjustments made as a result of a Prevailing Margin expected to be less than the Margin Floor: (i) if the actual resulting Prevailing Margin for such Performance Period was less than the Margin Floor for such Performance Period, then the Base Compensation for such Performance Period will be further increased to the extent required to raise the actual Prevailing Margin for such Performance Period to the Margin Floor for such Performance Period and Continental shall make a payment to Contractor in an amount equal to such increase in Base Compensation within five Business Days of such calculation and (ii) if the Prevailing Margin for such Performance Period was greater than the Margin Floor for such Performance Period, then the Base Compensation for such Performance Period will be decreased (but only down to the Base Compensation in effect prior to its adjustment pursuant to the first sentence of this Paragraph B(9)(d) of Schedule 3) to the extent required to lower the actual Prevailing Margin for such Performance Period to the Margin Floor for such Performance Period and Contractor shall make a payment to Continental in an amount equal to such reduction in Base Compensation within five Business Days of such calculation.”

5.   Schedule 3 of the CPA is hereby amended by adding the following thereto as Paragraph B(9)(i):

“i.   Subsequent to an Eligible Performance Period, in respect of any one or more of Contractor’s costs that do not constitute Excluded Costs, if Contractor has in place any Accruals at the end of the Preceding Performance Period then in the Performance Period following such Eligible Performance Period, Contractor will reconcile the Accruals, other than those related to a Year-End Target, in place at the end of the Preceding Performance Period for differences between (1) the actual cost realized plus any associated Accrual during the Eligible Performance Period and (2) the associated Accrual in place at the end of the Preceding Performance Period.  If the absolute difference between (1) the actual cost realized plus any associated Accrual during the Eligible Performance Period and (2) the associated Accrual in place at the end of the Preceding Performance Period is greater than $[Omitted and filed separately with the SEC under a request for confidential treatment], then the following reconciliation will occur:

a)   If (1) the Accrual in place at the end of the Preceding Performance Period is greater than (2) the associated actual cost realized plus any associated Accrual during the Eligible Performance Period and the Accrual relates to any Performance Period prior to the Eligible Performance Period in which the Prevailing Margin exceeded the Margin Cap, prior to any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3, then Contractor will pay Continental an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

b)   If (1) the actual cost realized plus any associated Accrual during the Eligible Performance Period is greater than (2) the associated Accrual in place at the end of the Preceding Performance Period and the Accrual relates to any Performance Period prior to the Eligible Performance Period in which the Prevailing Margin exceeded the Margin Cap, prior to any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3, then Continental will pay Contractor an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

c)   If (1) the Accrual in place at the end of the Preceding Performance Period is greater than (2) the associated actual cost realized plus any associated Accrual during the Eligible Performance Period and the Accrual relates to any Performance Period prior to the Eligible Performance Period in which the Prevailing Margin was less than the Margin Floor, prior to any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3, then Contractor will pay Continental an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

d)   If (1) the actual cost realized plus any associated Accrual during the Eligible Performance Period is greater than (2) the associated Accrual in place at the end of the Preceding Performance Period and the Accrual relates to any Performance Period prior to the Eligible Performance Period in which the Prevailing Margin was less than the Margin Floor, prior to any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3, then Continental will pay Contractor an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

e)   If the Accrual relates to any Performance Period in which the Prevailing Margin was between the Margin Cap and the Margin Floor, prior to any reconciliation pursuant to Paragraph B(9)(d) of Schedule 3, then no reconciliation will occur.”

6.   Schedule 3 of the CPA is hereby amended by adding the following thereto as Paragraph B(9)(j):

“j.   Accruals that are Year-End Targets will be reconciled in the second Performance Period after each fiscal year.  The actual cost realized for an applicable Year-End Target will be divided by the number of Performance Periods the associated Year-End Target is related to and compared to the associated Accrual made during each applicable Performance Period of the previous fiscal year.  The reconciliation will only occur for the following scenarios:

a)   If the first Performance Period after the previous fiscal year is an Eligible Performance Period, then for each Performance Period during the previous fiscal year that was not an Eligible Performance Period, if (1) the Accrual with respect to any such Performance Period is greater than (2) the prorated portion of the actual cost realized related to the Year-End Target by at least $[Omitted and filed separately with the SEC under a request for confidential treatment], Contractor will pay Continental, for each Performance Period meeting the foregoing criteria, an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

b)   If the first Performance Period after the previous fiscal year is an Eligible Performance Period, then for each Performance Period during the previous fiscal year that was not an Eligible Performance Period, if (1) the prorated portion of the actual cost realized related to the Year-End Target is greater than (2) the Accrual with respect to any such Performance Period by at least $[Omitted and filed separately with the SEC under a request for confidential treatment], Continental will pay Contractor, for each Performance Period meeting the foregoing criteria, an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

c)   If the first Performance Period after the previous fiscal year is not an Eligible Performance Period, then for each Performance Period during the previous fiscal year that was an Eligible Performance Period, if (1) the Accrual with respect to any such Performance Period is greater than (2) the prorated portion of the actual cost realized related to the Year-End Target by at least $[Omitted and filed separately with the SEC under a request for confidential treatment], Continental will pay Contractor, for each Performance Period meeting the foregoing criteria, an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.

d)   If the first Performance Period after the previous fiscal year is not an Eligible Performance Period, then for each Performance Period during the previous fiscal year that was an Eligible Performance Period, if (1) the prorated portion of the actual cost realized related to the Year-End Target is greater than (2) the Accrual with respect to any such Performance Period by at least $[Omitted and filed separately with the SEC under a request for confidential treatment], Contractor will pay Continental, for each Performance Period meeting the foregoing criteria, an amount equal to the difference between (1) and (2) divided by the Cost Difference set forth in Appendix 23.”

7.   Paragraph B(9)(a)(iii) of Schedule 3 is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(iii) all employer-matching payments made by Contractor pursuant to any Contractor 401(K) (provided that Continental shall not be required to reconcile any such payments made by Contractor to the extent that such payments are attributable to a change in the Contractor’s 401(K) or the Contractor’s company-match after the periodic adjustment of base compensation as described in Section 3.02 for the applicable year).”

8.   Paragraph B(9)(a)(ix) of Schedule 3 is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(ix) payments by Contractor to employees in respect of any profit-sharing and on-time performance plans of Contractor (provided that Continental shall not be required to reconcile actual profit-sharing and on-time performance expenses to the extent that such additional expenses are attributable to a Contractor-initiated change in target benchmarks or payment rates under such plans after the periodic adjustment of base compensation as described in Section 3.02 for the applicable year, and provided further that reconciliation for profit-sharing plans shall only occur after the end of each fiscal year, which reconciliation shall be for the full fiscal year, rather than on a month-to-month basis and provided further that reconciliation for actual costs of Contractor associated with profit sharing plans is capped at the level contemplated in the rates).”

9.   Paragraph B(9)(a)(xiv) of Schedule 3 is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(xiv) depreciation expense, excluding any expenditure not specifically approved by Continental or otherwise contemplated by a capital expenditure plan agreed to by Contractor and Continental;”

10.  Paragraph B(6)(d) of Schedule 3 is hereby amended by deleting such subparagraph in its entirety and replacing it with the following:

“d.        If (A) the actual Controllable Cancellation Rate for a particular aircraft type is equal to or greater than .005 and (B) the product of the actual ControllableCancellation Rate and the total number of Scheduled Flights for a particular aircraft type in a calendar month as set forth in the Final Monthly Schedule exceeds the product of the total number of Scheduled Flights as set forth in the Final Monthly Schedule for such aircraft type during such calendar month multiplied by .005 (such excess number of flights of such aircraft type being the “Fourth Cancellation Number” for such aircraft type), then the reconciliation for such period shall include a payment by Contractor to Continental in an amount equal to the product of (i) the Third Incremental Cost Rate for such aircraft type multiplied by (ii) the Fourth Cancellation Number, multiplied by (iii) the scheduled block hours per departure for such aircraft type for such calendar month as set forth in the Final Monthly Schedule, multiplied by (iv) the sum of 1 and the Overfly Rate for such aircraft type for such calendar month.”

11.  Paragraph B(8)(f) of Schedule 3 is hereby amended by deleting such subparagraph in its entirety and replacing it with the following:

“f.         Airport Agent Volume Reconciliation.  Included in the Appendix 1 Expenses is an assumed cost associated with an assumed number of Agent Paid Hours.  If the lower of the Staffing Model Agent Paid Hours or actual number of Agent Paid Hours for a particular month exceeds the assumed number of Agent Paid Hours as set forth in Appendix 21, then Continental shall pay an amount to Contractor equal to the quotient of (a) the product of (i) the difference between (1) the lower of such Staffing Model Agent Paid Hours or such actual number of Agent Paid Hours during such month and (2) such assumed Agent Paid Hours during such month, multiplied by (ii) the assumed amount payable per Agent Paid Hour as set forth in Appendix 21, multiplied by (iii) the rate set forth in Appendix 25 B, divided by (b) the Cost Difference set forth on Appendix 23.  If the lower of the Staffing Model Agent Paid Hours or actual number of Agent Paid Hours for a particular month is less than the assumed number of Agent Paid Hours as set forth in Appendix 21, then Contractor shall pay an amount to Continental equal to the quotient of (a) the product of (i) the difference between (1) such assumed Agent Paid Hours during such month and (2) the lower of such Staffing Model Agent Paid Hours or such actual number of Agent Paid Hours during such month, multiplied by (ii) the assumed amount payable per Agent Paid Hour as set forth in Appendix 21, multiplied by (iii) the rate set forth in Appendix 25 B, divided by (b) the Cost Difference set forth on Appendix 23.”

12. Paragraph B(9)(f)(I) of Schedule 3 is hereby amended by deleting such subparagraph in its entirety and replacing it with the following:

“I.        The amount of assumed employer-matching payments referred to in clause (iii) of the second sentence of Paragraph B(9)(a) included in the Base Compensation for any particular month will be equal to the product of (1) the sum of (a) the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (i) the First Implied Rate for such month for each aircraft type set forth on Appendix 22a, multiplied by (ii) the scheduled block hours for such month and aircraft type as set forth on the Final Monthly Schedule multiplied by the First Benchmark Factor for such month, (b) the aggregate sum of the following products for each aircraft type set forth in the Final Monthly Schedule: (i) the Second Implied Rate for such month for each aircraft type set forth on Appendix 22a, multiplied by (ii) the Appendix 7 Block Hours for such aircraft type set forth on Appendix 7, multiplied by (iii) the scheduled departures for such month and aircraft type as set forth on the Final Monthly Schedule multiplied by the First Benchmark Factor for such month, plus(c) the product of (i) the Third Implied Expenses for such month set forth in Appendix 22a, multiplied by (ii) 1000, multiplied by (2) the rate set forth in Appendix 25A.”

13. Paragraph (B)(8)(b) of Schedule 3 is hereby amended by deleting such subparagraph in its entirety.

14. Paragraph (B)(8)(e) of Schedule 3 is hereby amended by deleting such subparagraph in its entirety.

15. Pursuant to Section 3.02 of the CPA, Block Hour Rates and the compensation described in paragraphs A(1) and A(2)(c) of Schedule 3 are hereby adjusted as described in the revised Appendices to Schedule 3 attached hereto.

            Capitalized terms not defined herein shall be defined as provided in the CPA.  Except as specifically amended or modified hereby, the CPA shall remain in effect as written.  This Amendment may be signed in counterparts.

            If Contractor is in agreement with the above Fourth Amendment to the CPA, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned at the address above.

Very truly yours, Continental Airlines, Inc. By: /s/ Jeff Misner Executive Vice President & Chief Financial Officer

Agreed: EXPRESSJET HOLDINGS, Inc. XJT HOLDINGS, INC. EXPRESSJET AIRLINES, INC. By: /s/ Frederick S. Cromer Vice President and Chief Financial Officer

Appendix 1

Appendix 1 Expenses (000's)
	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column	Column
Date	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
Jan-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
May-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 2

2005 Benchmark Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-05	XXX	XXX	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX	XXX	XXX
May-05	XXX	XXX	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX	XXX	XXX

2004 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-04	XXX	XXX	XXX	XXX	XXX
Feb-04	XXX	XXX	XXX	XXX	XXX
Mar-04	XXX	XXX	XXX	XXX	XXX
Apr-04	XXX	XXX	XXX	XXX	XXX
May-04	XXX	XXX	XXX	XXX	XXX
Jun-04	XXX	XXX	XXX	XXX	XXX
Jul-04	XXX	XXX	XXX	XXX	XXX
Aug-04	XXX	XXX	XXX	XXX	XXX
Sep-04	XXX	XXX	XXX	XXX	XXX
Oct-04	XXX	XXX	XXX	XXX	XXX
Nov-04	XXX	XXX	XXX	XXX	XXX
Dec-04	XXX	XXX	XXX	XXX	XXX

2003 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-03	XXX	XXX	XXX	XXX	XXX
Feb-03	XXX	XXX	XXX	XXX	XXX
Mar-03	XXX	XXX	XXX	XXX	XXX
Apr-03	XXX	XXX	XXX	XXX	XXX
May-03	XXX	XXX	XXX	XXX	XXX
Jun-03	XXX	XXX	XXX	XXX	XXX
Jul-03	XXX	XXX	XXX	XXX	XXX
Aug-03	XXX	XXX	XXX	XXX	XXX
Sep-03	XXX	XXX	XXX	XXX	XXX
Oct-03	XXX	XXX	XXX	XXX	XXX
Nov-03	XXX	XXX	XXX	XXX	XXX
Dec-03	XXX	XXX	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2002 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-02	XXX	XXX	XXX	XXX	XXX
Feb-02	XXX	XXX	XXX	XXX	XXX
Mar-02	XXX	XXX	XXX	XXX	XXX
Apr-02	XXX	XXX	XXX	XXX	XXX
May-02	XXX	XXX	XXX	XXX	XXX
Jun-02	XXX	XXX	XXX	XXX	XXX
Jul-02	XXX	XXX	XXX	XXX	XXX
Aug-02	XXX	XXX	XXX	XXX	XXX
Sep-02	XXX	XXX	XXX	XXX	XXX
Oct-02	XXX	XXX	XXX	XXX	XXX
Nov-02	XXX	XXX	XXX	XXX	XXX
Dec-02	XXX	XXX	XXX	XXX	XXX

2001 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-01	XXX	XXX	XXX	XXX	XXX
Feb-01	XXX	XXX	XXX	XXX	XXX
Mar-01	XXX	XXX	XXX	XXX	XXX
Apr-01	XXX	XXX	XXX	XXX	XXX
May-01	XXX	XXX	XXX	XXX	XXX
Jun-01	XXX	XXX	XXX	XXX	XXX
Jul-01	XXX	XXX	XXX	XXX	XXX
Aug-01	XXX	XXX	XXX	XXX	XXX
Sep-01	XXX	XXX	XXX	XXX	XXX
Oct-01	XXX	XXX	XXX	XXX	XXX
Nov-01	XXX	XXX	XXX	XXX	XXX
Dec-01	XXX	XXX	XXX	XXX	XXX

2000 Actual Rates
	First	First	Second	Headstart Ontime	Baggage Handling
Date	Benchmark Factor	Cancellation Rate	Cancellation Rate	Benchmark	Benchmark
Jan-00	XXX	XXX	XXX	XXX	XXX
Feb-00	XXX	XXX	XXX	XXX	XXX
Mar-00	XXX	XXX	XXX	XXX	XXX
Apr-00	XXX	XXX	XXX	XXX	XXX
May-00	XXX	XXX	XXX	XXX	XXX
Jun-00	XXX	XXX	XXX	XXX	XXX
Jul-00	XXX	XXX	XXX	XXX	XXX
Aug-00	XXX	XXX	XXX	XXX	XXX
Sep-00	XXX	XXX	XXX	XXX	XXX
Oct-00	XXX	XXX	XXX	XXX	XXX
Nov-00	XXX	XXX	XXX	XXX	XXX
Dec-00	XXX	XXX	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 3

Appendix 3 Block Hour Rates
Date	RJ135	RJ145
Benchmark SL	XXX	XXX
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 4

Appendix 4 Block Hour Rates
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 5

Appendix 5 Block Hour Rates			GH Variable Block Hour			Variable Pool Expense Block Hour
Date	RJ135	RJ145	Date	RJ135	RJ145	Date	RJ135	RJ145
Jan-05	XXX	XXX	Jan-05	XXX	XXX	Jan-05	XXX	XXX
Feb-05	XXX	XXX	Feb-05	XXX	XXX	Feb-05	XXX	XXX
Mar-05	XXX	XXX	Mar-05	XXX	XXX	Mar-05	XXX	XXX
Apr-05	XXX	XXX	Apr-05	XXX	XXX	Apr-05	XXX	XXX
May-05	XXX	XXX	May-05	XXX	XXX	May-05	XXX	XXX
Jun-05	XXX	XXX	Jun-05	XXX	XXX	Jun-05	XXX	XXX
Jul-05	XXX	XXX	Jul-05	XXX	XXX	Jul-05	XXX	XXX
Aug-05	XXX	XXX	Aug-05	XXX	XXX	Aug-05	XXX	XXX
Sep-05	XXX	XXX	Sep-05	XXX	XXX	Sep-05	XXX	XXX
Oct-05	XXX	XXX	Oct-05	XXX	XXX	Oct-05	XXX	XXX
Nov-05	XXX	XXX	Nov-05	XXX	XXX	Nov-05	XXX	XXX
Dec-05	XXX	XXX	Dec-05	XXX	XXX	Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 6

Appendix 6 Block Hour Rates
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 7

Appendix 7 Block Hours
Date	RJ135	RJ145
Row 1	XXX	XXX
Row 2	XXX	XXX
Row 3	XXX	XXX
Appendix 7 Block Hours	XXX	XXX

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Appendix 8

	First Forecast	First Forecast	First Forecast
Date	Rates	Rate - Component 1	Rate - Component 2
Jan-05	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX
May-05	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 9

EMB135		EMB145
Stage	Gallons	Stage	Gallons
Length	per Blk Hr	Length	per Blk Hr
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX
XXX	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 10

Appendix 10 Fees
Date	Invoice Rate	Reconciliation Rate
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 11

First Incremental Cost Rates
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 12

Second Incremental Cost Rates
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 13

Appendix 13 Incremental Cost Rates
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 14

Appendix 14 Block Hour Rates
Date	RJ135	RJ145
Benchmark SL	XXX	XXX
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 15

Fifth Incremental Cost Rate Allocation
Expense	Allocation Methodology
Aircraft Rent	XXX
Maintenance Overhead	XXX
Hull Insurance	XXX
War Risk Insurance	XXX
Employee Incentives	XXX
Property Taxes	XXX
Depreciation	XXX
Management Fee	XXX
General & Administrative	XXX
Airport Overhead	XXX
CAL Fixed Pool of Expenses	XXX
Glycol	XXX
Snow Removal	XXX
De-icing	XXX
Airport Facility Rent	XXX
3rd Party Ground Handling	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 16a

Pilot Hotel Volume
Date	Cost per Contract	Contract Hotel Stays Per	Rate Per Block Hour For
	Hotel Stay	Scheduled Block Hour	Extraordinary Hotel Stays
Jan-05	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX
May-05	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 16b

Flight Attendant Hotel Volume
Date	Cost per Contract	Contract Hotel Stays Per	Rate Per Block Hour For
	Hotel Stay	Scheduled Block Hour	Extraordinary Hotel Stays
Jan-05	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX
May-05	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 17a

Assumed Pilot Training Cost Per Cycle
Training Cycle	2005
RJ
Transitional	XXX
Upgrade	XXX
New Hire	XXX
Recur Ground	XXX
Recur Flight	XXX
Hybrid	XXX

Total
Transitional	XXX
Upgrade	XXX
New Hire	XXX
Recur Ground	XXX
Recur Flight	XXX
Hybrid	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 17b

Pilot New Hire Training Cycles
Date	RJ
Jan-05	XXX
Feb-05	XXX
Mar-05	XXX
Apr-05	XXX
May-05	XXX
Jun-05	XXX
Jul-05	XXX
Aug-05	XXX
Sep-05	XXX
Oct-05	XXX
Nov-05	XXX
Dec-05	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 17c

Pilot Transitional Training Cycles
Date	RJ
Jan-05	XXX
Feb-05	XXX
Mar-05	XXX
Apr-05	XXX
May-05	XXX
Jun-05	XXX
Jul-05	XXX
Aug-05	XXX
Sep-05	XXX
Oct-05	XXX
Nov-05	XXX
Dec-05	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 17d

Pilot Upgrade Training Cycles
Date	RJ
Jan-05	XXX
Feb-05	XXX
Mar-05	XXX
Apr-05	XXX
May-05	XXX
Jun-05	XXX
Jul-05	XXX
Aug-05	XXX
Sep-05	XXX
Oct-05	XXX
Nov-05	XXX
Dec-05	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 17e

Pilot Recurrent Flight Training Cycles
Date	RJ
Jan-05	XXX
Feb-05	XXX
Mar-05	XXX
Apr-05	XXX
May-05	XXX
Jun-05	XXX
Jul-05	XXX
Aug-05	XXX
Sep-05	XXX
Oct-05	XXX
Nov-05	XXX
Dec-05	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 17f

Pilot Recurrent Ground Training Cycles
Date	RJ
Jan-05	XXX
Feb-05	XXX
Mar-05	XXX
Apr-05	XXX
May-05	XXX
Jun-05	XXX
Jul-05	XXX
Aug-05	XXX
Sep-05	XXX
Oct-05	XXX
Nov-05	XXX
Dec-05	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 18a

Pilot Per Diem
	Amount Payable	Per Diem Hours per
Date	Per Diem Hour	Scheduled Block Hour
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 18b

Flight Attendant Per Diem
	Amount Payable	Per Diem Hours per
Date	Per Diem Hour	Scheduled Block Hour
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 19

Pilot Soft Time Reconciliation
	Amount Payable Per	Flight Paid Hours Per Scheduled
Date	Flight Paid Hour	Pilot Block Hour
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 20

Pilot Seniority Reconciliation
	Aggregate Continental Pilots	Amount Payable Per Aggregate
Date	Terminated by Contractor	Continental Pilot Terminated
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 21

Airport Agent Volume Reconciliation
	Amount Payable Per	Agent	Implied	Implied	Implied	Implied
Date	Agent Paid Hour	Paid Hours	Sick Time %	Overtime %	Holiday %	Vacation %
Jan-05	XXX	XXX	XXX	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX	XXX	XXX	XXX
May-05	XXX	XXX	XXX	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 22

Reconciliation of Expenses (000's)
	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)	B(9)(a)
Date	(I)	(ii)	(iii)	(iv)	(v)	(v)	(vi)	(vii)	(viii)	(viii)	(viii)	(ix)	(x)	(xi)	(xii)	(xiv)	(xv)	(xvi)
Jan-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
May-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX	XXX

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Appendix 22a

First Implied Rates					Third Implied
Date	RJ135	RJ145	RJ135	RJ145	Expenses (000's)
Jan-05	XXX	XXX	XXX	XXX	XXX
Feb-05	XXX	XXX	XXX	XXX	XXX
Mar-05	XXX	XXX	XXX	XXX	XXX
Apr-05	XXX	XXX	XXX	XXX	XXX
May-05	XXX	XXX	XXX	XXX	XXX
Jun-05	XXX	XXX	XXX	XXX	XXX
Jul-05	XXX	XXX	XXX	XXX	XXX
Aug-05	XXX	XXX	XXX	XXX	XXX
Sep-05	XXX	XXX	XXX	XXX	XXX
Oct-05	XXX	XXX	XXX	XXX	XXX
Nov-05	XXX	XXX	XXX	XXX	XXX
Dec-05	XXX	XXX	XXX	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 22b

Fourth Implied Rates
Date	RJ135	RJ145
Benchmark SL	XXX	XXX
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 22c

Fifth Implied Rates
Date	RJ135	RJ145
Benchmark SL	XXX	XXX
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

XXX REPRESENTS CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Appendix 22d

Sixth Implied Rates
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

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Appendix 23

Cost Difference	=	XXX

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Appendix 24

Charter Flying
Date	RJ135	RJ145
Jan-05	XXX	XXX
Feb-05	XXX	XXX
Mar-05	XXX	XXX
Apr-05	XXX	XXX
May-05	XXX	XXX
Jun-05	XXX	XXX
Jul-05	XXX	XXX
Aug-05	XXX	XXX
Sep-05	XXX	XXX
Oct-05	XXX	XXX
Nov-05	XXX	XXX
Dec-05	XXX	XXX

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Appendix 25

Appendix 25 Rates
A	B
XXX	XXX

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Appendix 26

Appendix 26
Performance Period General Ledger Accounts
	Account #	XJT Account Name
1	XXX	XXX
2	XXX	XXX
3	XXX	XXX
4	XXX	XXX
5	XXX	XXX
6	XXX	XXX
7	XXX	XXX
8	XXX	XXX
9	XXX	XXX
10	XXX	XXX
11	XXX	XXX

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